SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)
DECEMBER 16 , 1996


               PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION
             (Exact name of registrant as specified in its charter)


DELAWARE                            333-16511                     13-3526694
(State or other                      (Commission                  (IRS Employer
jurisdiction of incorporation)         File Number)                 ID Number)


ONE NEW YORK PLAZA, NEW YORK, NEW YORK                   10292
(Address of principal executive offices)              (Zip Code)

Registrant's Telephone Number,
 including area code:                              (212) 214-7435



                                    NO CHANGE
(Former name or former address, if changed since last report)

Item 5.   OTHER EVENTS

           This Current Report on Form 8-K is being filed to file the consent of Coopers & Lybrand, L.L.P., independent public accountants to MBIA Insurance Corporation and the opinion of Stroock & Stroock & Lavan as to certain tax matters.


Item 7.    EXHIBITS

EXHIBIT NO.
    8.1     Opinion of Stroock & Stroock & Lavan regarding certain tax matters
   23.2     Consent of Coopers & Lybrand, L.L.P.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          PRUDENTIAL SECURITIES SECURED
                          FINANCING CORPORATION


                           By: /s/ Len Blum
                           Name: Len Blum
                           Title:  Vice President


Dated:  December 16 , 1996